Exhibit 99.1

Covidien plc

Statements of Income

Quarters Ended December 26, 2008, March 27, 2009 and June 26, 2009

and Nine Months Ended June 26, 2009

(dollars in millions, except per share data)

	Quarters Ended			Nine Months Ended
	December 26, 2008 (1)	March 27, 2009 (1)	June 26, 2009 (1)	June 26, 2009 (1)
Net sales	$2,564	$2,798	$2,618	$7,980
Cost of products sold	1,192	1,250	1,223	3,665

Gross profit	1,372	1,548	1,395	4,315

Selling, general and administrative expenses	731	688	743	2,162
Research and development expenses	94	100	132	326
In-process research and development charges	—	20	59	79
Restructuring charges	3	9	5	17
Shareholder settlements	—	183	—	183

Operating income	544	548	456	1,548

Interest expense	(45)	(43)	(43)	(131)
Interest income	7	5	8	20
Other income	10	5	7	22

Income from continuing operations before income taxes	516	515	428	1,459

Income tax expense	135	330	147	612

Income from continuing operations	381	185	281	847

Income (loss) from discontinued operations, net of income taxes	5	(1)	—	4

Net income	$386	$184	$281	$851

Basic earnings per share:
Income from continuing operations	$0.76	$0.37	$0.56	$1.68
Income from discontinued operations	0.01	—	—	0.01
Net income	0.77	0.36	0.56	1.69

Diluted earnings per share:
Income from continuing operations	$0.75	$0.37	$0.56	$1.67
Income from discontinued operations	0.01	—	—	0.01
Net income	0.76	0.36	0.56	1.68

Weighted-average number of shares outstanding (in millions):
Basic	504	504	503	504
Diluted	507	506	505	506

(1)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.

Covidien plc

Statements of Income

Quarters Ended December 28, 2007, March 28, 2008, June 27, 2008 and September 26, 2008

(dollars in millions, except per share data)

	Quarters Ended
	December 28, 2007 (1)	March 28, 2008 (1)	June 27, 2008 (1)	September 26, 2008 (1)
Net sales	$2,422	$2,537	$2,709	$2,690
Cost of products sold	1,159	1,238	1,289	1,257

Gross profit	1,263	1,299	1,420	1,433

Selling, general and administrative expenses	701	706	754	762
Research and development expenses	80	78	87	105
In-process research and development charges	12	—	10	—
Restructuring charges	5	64	4	4
Shareholder settlements, net of insurance recoveries	—	31	4	7

Operating income	465	420	561	555

Interest expense	(60)	(56)	(48)	(45)
Interest income	12	9	10	13
Other income, net	180	3	13	3

Income from continuing operations before income taxes	597	376	536	526

Income tax expense	85	119	193	101

Income from continuing operations	512	257	343	425

(Loss) income from discontinued operations, net of income taxes	(92)	6	(74)	(16)

Net income	$420	$263	$269	$409

Basic earnings per share:
Income from continuing operations	$1.03	$0.52	$0.68	$0.85
(Loss) income from discontinued operations	(0.19)	0.01	(0.15)	(0.03)
Net income	0.84	0.53	0.54	0.81

Diluted earnings per share:
Income from continuing operations	$1.02	$0.51	$0.68	$0.84
(Loss) income from discontinued operations	(0.18)	0.01	(0.15)	(0.03)
Net income	0.84	0.52	0.53	0.81

Weighted-average number of shares outstanding (in millions):
Basic	498	499	500	502
Diluted	502	503	505	508

(1)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.

Covidien plc

Statements of Income

Fiscal Years Ended September 26, 2008 and September 28, 2007

(dollars in millions, except per share data)

	Fiscal Years Ended
	September 26, 2008 (1)	September 28, 2007 (1)
Net sales	$10,358	$9,317
Cost of products sold	4,943	4,593

Gross profit	5,415	4,724

Selling, general and administrative expenses	2,923	2,488
Research and development expenses	350	267
In-process research and development charges	22	38
Restructuring charges	77	57
Class action and shareholder settlements, net of insurance recoveries	42	1,202
Intangible asset impairment charges	—	34

Operating income	2,001	638

Interest expense	(209)	(188)
Interest income	44	36
Other income (expense), net	199	(135)

Income from continuing operations before income taxes	2,035	351

Income tax expense	498	485

Income (loss) from continuing operations	1,537	(134)

Loss from discontinued operations, net of income taxes	(176)	(208)

Net income (loss)	$1,361	$(342)

Basic earnings per share:
Income (loss) from continuing operations	$3.08	$(0.27)
Loss from discontinued operations	(0.35)	(0.42)
Net income (loss)	2.72	(0.69)

Diluted earnings per share:
Income (loss) from continuing operations	$3.04	$(0.27)
Loss from discontinued operations	(0.35)	(0.42)
Net income (loss)	2.70	(0.69)

Weighted-average number of shares outstanding (in millions)(2):
Basic	500	497
Diluted	505	497

(1)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.
(2)

The common shares outstanding immediately following the separation from Tyco International were used to calculate basic and diluted earnings per share prior to the separation because no common shares, share options or restricted shares of Covidien were outstanding on or before June 29, 2007.

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Quarter Ended December 26, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$2,458	$1,348	54.8%	$531	21.6%	$503	$373	$0.74
Reclass of discontinued operations (1)	106	24	22.6	13	12.3	13	8	0.02
GAAP	2,564	1,372	53.5	544	21.2	516	381	0.75
Adjustments:
Legal settlements (2)	—	—		36		36	22	0.04
Restructuring charges (3)	—	—		3		3	1	—
Impact of tax sharing agreement (4)	—	—		—		(2)	(2)	—
Tax matters (5)	—	—		—		—	(7)	(0.01)

As adjusted	2,564	1,372	53.5	583	22.7	553	395	0.78
Impact of Oxy ER (6)	(96)	(94)	97.9	(94)	97.9	(94)	(67)	(0.13)

As adjusted, excluding impact of Oxy ER	$2,468	$1,278	51.8	$489	19.8	$459	$328	0.65

	Quarter Ended March 27, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$2,699	$1,517	56.2%	$527	19.5%	$494	$172	$0.34
Reclass of discontinued operations (1)	99	31	31.3	21	21.2	21	13	0.03
GAAP	2,798	1,548	55.3	548	19.6	515	185	0.37
Adjustments:
In-process research and development charge (7)	—	—		20		20	19	0.04
Restructuring charges (3)	—	—		9		9	5	0.01
Shareholder settlements (8)	—	—		183		183	183	0.36
Impact of tax sharing agreement (4)	—	—		—		1	1	—
Tax matters (9)	—	—		—		—	163	0.32

As adjusted	2,798	1,548	55.3	760	27.2	728	556	1.10
Impact of Oxy ER (6)	(258)	(252)	97.7	(251)	97.3	(251)	(192)	(0.38)

As adjusted, excluding impact of Oxy ER	$2,540	$1,296	51.0	$509	20.0	$477	$364	0.72

	Quarter Ended June 26, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$2,516	$1,369	54.4%	$441	17.5%	$413	$273	$0.54
Reclass of discontinued operations (1)	102	26	25.5	15	14.7	15	8	0.02
GAAP	2,618	1,395	53.3	456	17.4	428	281	0.56
Adjustments:
Licensing fees (10)	—	—		30		30	19	0.04
In-process research and development charge (7)	—	—		59		59	59	0.12
Restructuring charges (3)	—	—		5		5	3	—
Impact of tax sharing agreement (4)	—	—		—		(3)	(3)	(0.01)
Tax matters (11)	—	—		—		—	26	0.05

As adjusted	$2,618	$1,395	53.3	$550	21.0	$519	$385	0.76

	Nine Months Ended June 26, 2009
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$7,673	$4,234	55.2%	$1,499	19.5%	$1,410	$818	$1.62
Reclass of discontinued operations (1)	307	81	26.4	49	16.0	49	29	0.06
GAAP	7,980	4,315	54.1	1,548	19.4	1,459	847	1.67
Adjustments:
Legal settlements (2)	—	—		36		36	22	0.04
Licensing fees (10)	—	—		30		30	19	0.04
In-process research and development charges (7)	—	—		79		79	78	0.15
Restructuring charges (3)	—	—		17		17	9	0.02
Shareholder settlements (8)	—	—		183		183	183	0.36
Impact of tax sharing agreement (4)	—	—		—		(4)	(4)	(0.01)
Tax matters (9)	—	—		—		—	182	0.36

As adjusted	$7,980	$4,315	54.1	$1,893	23.7	$1,800	$1,336	2.64
Impact of Oxy ER (6)	(354)	(346)	97.7	(345)	97.5	(345)	(259)	(0.51)

As adjusted, excluding impact of Oxy ER	$7,626	$3,969	52.0	$1,548	20.3	$1,455	$1,077	2.13

(1)

Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale. During the fourth quarter of fiscal 2009, we will record a pre-tax charge of $18 million resulting from the removal of our Specialty Chemicals business from discontinued operations. This charge represents the depreciation and amortization that would have been recorded from the first quarter of fiscal 2008 when we classified this business as held for sale through the third quarter of fiscal 2009.

(2)	Consists of legal settlements that are included in selling, general and administrative expenses.
(3)	Primarily relates to severance costs.
(4)	Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and Tyco Electronics included in other income.
(5)	Primarily relates to the retroactive reenactment of the U.S. research and development tax credit to January 1, 2008.
(6)	Represents the sales and direct costs attributable to selling oxycodone hydrochloride extended-release tablets (Oxy ER).
(7)	Consists of in-process research and development charges related to acquisitions by our Medical Devices segment.
(8)	Represents our portion of Tyco International’s legal settlements with certain shareholders and our portion of the estimated cost to settle all of the remaining securities cases outstanding.
(9)	Primarily consists of withholding tax incurred on repatriated earnings.
(10)	Consists of $30 million of research and development expenses related to up front fees and milestone payments for licensing arrangements entered into by our Pharmaceuticals segment.
(11)	Primarily consists of adjustments to legacy income tax liabilities and withholding tax incurred on repatriated earnings.

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Quarter Ended December 28, 2007
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$2,316	$1,239	53.5%	$455	19.6%	$587	$445	$0.89
Reclass of discontinued operations (1)	106	24	22.6	10	9.4	10	67	0.13
GAAP	2,422	1,263	52.1	465	19.2	597	512	1.02
Adjustments:
In-process research and development charge (2)	—	—		12		12	12	0.02
Restructuring charges (3)	—	—		5		5	3	0.01
Impact of tax sharing agreement (4)	—	—		—		(172)	(172)	(0.34)
Tax matters (5)	—	—		—		—	(54)	(0.11)

As adjusted	$2,422	$1,263	52.1	$482	19.9	$442	$301	0.60

	Quarter Ended March 28, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$2,426	$1,271	52.4%	$405	16.7%	$360	$249	$0.49
Reclass of discontinued operations (1)	111	28	25.2	15	13.5	16	8	0.02
GAAP	2,537	1,299	51.2	420	16.6	376	257	0.51
Adjustments:
Restructuring charges (3)	—	—		64		64	53	0.11
Shareholder settlements (6)	—	—		31		31	31	0.06
Tax matters (7)	—	—		—		—	(1)	—

As adjusted	$2,537	$1,299	51.2	$515	20.3	$471	$340	0.68

	Quarter Ended June 27, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$2,595	$1,393	53.7%	$545	21.0%	$520	$331	$0.65
Reclass of discontinued operations (1)	114	27	23.7	16	14.0	16	12	0.02
GAAP	2,709	1,420	52.4	561	20.7	536	343	0.68
Adjustments:
In-process research and development charges (2)	—	—		10		10	10	0.02
Restructuring charges (3)	—	—		4		4	3	0.01
Shareholder settlements, net of insurance recoveries (6)	—	—		4		4	4	0.01
Impact of tax sharing agreement (4)	—	—		—		(9)	(9)	(0.02)
Tax matters (7)	—	—		—		—	27	0.05

As adjusted	$2,709	$1,420	52.4	$579	21.4	$545	$378	0.75

	Quarter Ended September 26, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$2,573	$1,406	54.6%	$541	21.0%	$512	$418	$0.82
Reclass of discontinued operations (1)	117	27	23.1	14	12.0	14	7	0.01
GAAP	2,690	1,433	53.3	555	20.6	526	425	0.84
Adjustments:
Restructuring charges (3)	—	—		4		4	1	—
Shareholder settlements, net of insurance recovery (6)	—	—		7		7	7	0.01
Impact of tax sharing agreement (4)	—	—		—		(12)	(12)	(0.02)
Tax matters (5)	—	—		—		—	(42)	(0.08)

As adjusted	2,690	1,433	53.3	566	21.0	525	379	0.75
Impact of Oxy ER (8)	(57)	(56)	98.2	(47)	82.5	(47)	(34)	(0.07)

As adjusted, excluding impact of Oxy ER	$2,633	$1,377	52.3	$519	19.7	$478	$345	0.68

(1)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.
(2)	Consists of in-process research and development charges primarily related to an acquisition by our Medical Devices segment.
(3)	Primarily relates to charges incurred within our Medical Devices segment.
(4)	Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and Tyco Electronics included in other income.
(5)

Primarily represents the tax benefit resulting from the establishment of a deferred tax asset related to our Specialty Chemicals pharmaceuticals business, partially offset by adjustments to legacy income tax liabilities.

(6)	Represents our portion of Tyco International’s legal settlements with certain shareholders, net of insurance recoveries.
(7)	Primarily consists of adjustments to legacy income tax liabilities.
(8)	Represents the sales and direct costs attributable to selling oxycodone hydrochloride extended-release tablets (Oxy ER).

Covidien plc

Non-GAAP Reconciliations

(dollars in millions, except per share data)

	Year Ended September 26, 2008
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	Income from continuing operations	Diluted earnings per share from continuing operations
As previously reported	$9,910	$5,309	53.6%	$1,946	19.6%	$1,979	$1,443	$2.86
Reclass of discontinued operations (1)	448	106	23.7	55	12.3	56	94	0.19
GAAP	10,358	5,415	52.3	2,001	19.3	2,035	1,537	3.04
Adjustments:
In-process research and development charges (2)	—	—		22		22	22	0.04
Restructuring charges (3)	—	—		77		77	60	0.12
Shareholder settlements, net of insurance recoveries (4)	—	—		42		42	42	0.08
Impact of tax sharing agreement (5)	—	—		—		(193)	(193)	(0.38)
Tax matters (6)	—	—		—		—	(70)	(0.14)

As adjusted	10,358	5,415	52.3	2,142	20.7%	1,983	1,398	2.77
Impact of Oxy ER (7)	(57)	(56)	98.2	(47)	82.5%	(47)	(34)	(0.07)

As adjusted, excluding impact of Oxy ER	$10,301	$5,359	52.0	$2,095	20.3%	$1,936	$1,364	2.70

	Year Ended September 28, 2007
	Sales	Gross profit	Gross margin percent	Operating income	Operating margin percent	Income from continuing operations before income taxes	(Loss) income from continuing operations	Diluted (loss) earnings per share from continuing operations
As previously reported	$8,895	$4,622	52.0%	$585	6.6%	$297	$(165)	$(0.33)
Reclass of discontinued operations (1)	422	102	24.2	53	12.6	54	31	0.06
GAAP	9,317	4,724	50.7	638	6.8	351	(134)	(0.27)
Adjustments:
In-process research and development charges (2)	—	—		38		38	30	0.06
Restructuring charges (3)	—	—		57		57	37	0.07
Class action settlement, net of insurance recoveries (4)	—	—		1,202		1,202	1,202	2.42
Intangible asset impairment charges (8)	—	—		34		34	21	0.04
Loss on early extinguishment of debt (9)	—	—		—		155	152	0.31
Tax matters (10)	—	—		—		—	37	0.07
Impact of dilutive shares (11)	—	—		—		—	—	(0.02)

As adjusted	$9,317	$4,724	50.7	$1,969	21.1	$1,837	$1,345	2.69

(1)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.
(2)	Consists of in-process research and development charges primarily related to acquisitions by our Medical Devices segment.
(3)	Primarily relates to charges incurred within our Medical Devices segment.
(4)	Represents our portion of Tyco International’s legal settlements with certain shareholders, net of our portion of insurance recoveries.
(5)	Represents the non-interest portion of the impact of our tax sharing agreement with Tyco International and Tyco Electronics included in other income.
(6)	Primarily represents the tax benefit resulting from the establishment of a deferred tax asset related to our Specialty Chemicals pharmaceuticals business.
(7)	Represents the sales and direct costs attributable to selling oxycodone hydrochloride extended-release tablets (Oxy ER).
(8)	Primarily represents the write-off of a non-amortizable trademark within our Pharmaceuticals segment.
(9)	Represents losses on the early extinguishment of debt, most of which was allocated to us by Tyco International.
(10)

Consists of certain tax costs incurred in connection with our separation from Tyco International and other adjustments to legacy income tax liabilities, partially offset by the release of deferred tax valuation allowances related to changes in non-U.S. tax law.

(11)

GAAP diluted weighted-average shares outstanding excludes 3 million shares related primarily to the effect of potential option exercises because the effect would be anti-dilutive. Diluted weighted-average shares outstanding on an adjusted basis includes the incremental dilutive effect of the 3 million shares, resulting in an as adjusted weighted-average shares outstanding of 500 million.

Covidien plc

Product Line Sales and Segment Operating Income

Quarters Ended December 27, 2008, March 27, 2009 and June 26, 2009

and Nine Months Ended June 26, 2009

(dollars in millions)

	Quarters Ended			Nine Months Ended
	December 26, 2008	March 27, 2009	June 26, 2009	June 26, 2009
NET SALES:
Endomechanical Instruments (1)	$475	$474	$512	$1,461
Soft Tissue Repair Products (1)	193	198	209	600
Energy Devices	205	208	222	635
Oximetry & Monitoring Products	148	167	155	470
Airway & Ventilation Products	178	184	189	551
Vascular Devices	132	132	143	407
Other Products	101	101	108	310

Medical Devices	1,432	1,464	1,538	4,434

Specialty Pharmaceuticals	237	405	138	780
Active Pharmaceutical Ingredients	94	114	107	315
Specialty Chemicals (2)	106	99	102	307
Contrast Products (3)	140	143	149	432
Radiopharmaceuticals (3)	120	128	145	393

Pharmaceuticals	697	889	641	2,227

Nursing Care Products (4)	200	197	199	596
Medical Surgical Products (4)	101	108	104	313
SharpSafety Products (5)	84	85	83	252
Original Equipment Manufacturer Products (5)	50	55	53	158

Medical Supplies	435	445	439	1,319

	$2,564	$2,798	$2,618	$7,980

OPERATING INCOME:
Medical Devices	$448	$425	$426	$1,299
Pharmaceuticals	199	376	72	647
Medical Supplies	45	52	71	168
Corporate	(148)	(305)	(113)	(566)

	$544	$548	$456	$1,548

(1)	Revised for the reclassification of hernia mechanical devices from Endomechanical Instruments to Soft Tissue Repair Products.
(2)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.
(3)	Revised for the combination of our Imaging Solutions segment and our Pharmaceutical Products segment into a single operating segment called Pharmaceuticals.
(4)

Revised for the reclassification of our U.S. and European Clinical Care product lines from our Medical Devices segment to our Nursing Care and Medical Surgical product lines as they are now managed by our Medical Supplies segment.

(5)	Revised for the reclassification of our U.S. and European SharpSafety product lines from our Medical Devices segment as they are now managed by our Medical Supplies segment.

Covidien plc

Product Line Sales and Segment Operating Income

Quarters Ended December 28, 2007, March 28, 2008, June 27, 2008 and September 26, 2008

(dollars in millions)

	Quarters Ended
	December 28, 2007	March 28, 2008	June 27, 2008	September 26, 2008
NET SALES:
Endomechanical Instruments (1)	$455	$466	$522	$485
Soft Tissue Repair Products (1)	173	193	212	208
Energy Devices	185	194	213	213
Oximetry & Monitoring Products	152	165	161	158
Airway & Ventilation Products	185	208	204	209
Vascular Devices	120	118	127	128
Other Products	109	105	127	119

Medical Devices	1,379	1,449	1,566	1,520

Specialty Pharmaceuticals	127	115	139	201
Active Pharmaceutical Ingredients	94	124	118	95
Specialty Chemicals (2)	106	111	114	117
Contrast Products (3)	151	158	167	159
Radiopharmaceuticals (3)	135	141	147	136

Pharmaceuticals	613	649	685	708

Nursing Care Products (4)	190	189	200	205
Medical Surgical Products (4)	105	108	110	108
SharpSafety Products (5)	90	93	90	89
Original Equipment Manufacturer Products (5)	45	49	58	60

Medical Supplies	430	439	458	462

	$2,422	$2,537	$2,709	$2,690

OPERATING INCOME:
Medical Devices	$426	$407	$483	$470
Pharmaceuticals	91	105	131	153
Medical Supplies	48	48	53	44
Corporate	(100)	(140)	(106)	(112)

	$465	$420	$561	$555

(1)	Revised for the reclassification of hernia mechanical devices from Endomechanical Instruments to Soft Tissue Repair Products.
(2)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.
(3)	Revised for the combination of our Imaging Solutions segment and our Pharmaceutical Products segment into a single operating segment called Pharmaceuticals.
(4)

Revised for the reclassification of our U.S. and European Clinical Care product lines from our Medical Devices segment to our Nursing Care and Medical Surgical product lines as they are now managed by our Medical Supplies segment.

(5)	Revised for the reclassification of our U.S. and European SharpSafety product lines from our Medical Devices segment as they are now managed by our Medical Supplies segment.

Covidien plc

Product Line Sales and Segment Operating Income

Fiscal Years Ended September 28, 2007 and September 26, 2008

(dollars in millions)

	Fiscal Years Ended
	September 26, 2008	September 28, 2007
NET SALES:
Endomechanical Instruments (1)	$1,928	$1,698
Soft Tissue Repair Products (1)	786	642
Energy Devices	805	636
Oximetry & Monitoring Products	636	597
Airway & Ventilation Products	806	766
Vascular Devices	493	444
Other Products	460	430

Medical Devices	5,914	5,213

Specialty Pharmaceuticals	582	468
Active Pharmaceutical Ingredients	431	440
Specialty Chemicals (2)	448	422
Contrast Products (3)	635	570
Radiopharmaceuticals (3)	559	487

Pharmaceuticals	2,655	2,387

Nursing Care Products (4)	784	745
Medical Surgical Products (4)	431	415
SharpSafety Products (5)	362	359
Original Equipment Manufacturer Products (5)	212	198

Medical Supplies	1,789	1,717

	$10,358	$9,317

OPERATING INCOME:
Medical Devices	$1,786	$1,665
Pharmaceuticals	480	427
Medical Supplies	193	209
Corporate	(458)	(1,663)

	$2,001	$638

(1)	Revised for the reclassification of hernia mechanical devices from Endomechanical Instruments to Soft Tissue Repair Products.
(2)	Revised for the removal of our Specialty Chemicals pharmaceuticals business from discontinued operations as a result of our decision to cease marketing this business for sale.
(3)	Revised for the combination of our Imaging Solutions segment and our Pharmaceutical Products segment into a single operating segment called Pharmaceuticals.
(4)

Revised for the reclassification of our U.S. and European Clinical Care product lines from our Medical Devices segment to our Nursing Care and Medical Surgical product lines as they are now managed by our Medical Supplies segment.

(5)	Revised for the reclassification of our U.S. and European SharpSafety product lines from our Medical Devices segment as they are now managed by our Medical Supplies segment.